                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 31, 2005

                           NAVISTAR FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)

             Delaware                                36-2472404
 (State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)

  2850 West Golf Road Rolling Meadows, Illinois                  60008
     (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number including area code 847-734-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act

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ITEM 8.01.  OTHER EVENTS

On January 31, 2005, the Corporation received a waiver of the existing defaults under the $820,000,000 Credit Agreement, dated as of December 8, 2000, as amended, among the Corporation, certain of its subsidiaries, JPMorgan Chase
Bank, N.A., as Administrative Agent, and the lenders and other parties party thereto. The waiver will permit the Corporation to incur additional borrowings under the Credit Agreement through February 28, 2005.

As previously reported on the Corporation's Current Report on Form 8-K filed
January 31, 2005, the failure of the Corporation and its affiliates to complete their respective Annual Reports on Form 10-K and deliver those reports and related required information to their respective lenders by January 29, 2005, had resulted in one or more defaults under the Credit Agreement.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act  of  1934, the
registrant  has duly  caused  this  report  to be signed  on its  behalf  by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
Registrant

Date: February 1, 2005        /s/Paul Martin
                                 Paul Martin
                                 Vice President and Controller